RAYONIER
Advanced Materials™

tembec

RAYONIER
Advanced Materials™

to Acquire May 25, 2017 Exhibit 99.3

Disclaimers
Forward-Looking Statements
This document contains statements that are forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, but are not limited to: the timing of the closing of the transaction; whether a transaction will be consummated at all and the ability to obtain required
regulatory approvals and satisfy the other conditions to closing the transaction; the expected benefits of the transaction and whether such benefits will be achieved on a timely basis or at all; our ability to successfully integrate acquired businesses; prolonged weakness in general economic conditions; unfavorable weather conditions or natural disasters; our reliance on government permits or approvals; risks related
to federal, state, local and foreign government laws, rules and regulations; risks related to our reliance on information technology;
manufacturing issues that may arise; adverse consequences of current or future legal claims; our ability to hire and retain a sufficient
seasonal workforce; risks related to our workforce, including increased labor costs; loss of key personnel; fluctuations in foreign currency exchange rates; impairments or write downs of our assets; changes in accounting estimates and judgments, accounting principles, policies or guidelines; a materially adverse change in our financial condition; and other risks detailed in Rayonier Advanced Material’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” section of Rayonier Advanced Materials’ Annual Report on Form
10-K for the fiscal year ended December 31, 2016 and in Tembec’s filings with the Canadian Securities Administrators, including the “Risk
Factors” section of Tembec’s Annual Information Form for the fiscal year ended September 30, 2016. All forward-looking statements attributable to us or any persons acting on our behalf are expressly qualified in their entirety by these cautionary statements.
All forward-
looking statements in this document are made as of the date hereof and we do not undertake any obligation to update any forward-
looking statements whether as a result of new information, future events or otherwise, except as may be required by law.
Additional Information
Further information regarding the transaction will be contained in an information circular that Tembec will prepare and mail to its stockholders in connection with the special meeting of the Tembec shareholders. Investors and security holders are urged to read the
information circular once it becomes available, as it will contain important information concerning the proposed transaction.
Investors and
security holders may obtain a copy of the arrangement agreement, information circular and other meeting materials when they become available at www.sec.gov and www.sedar.com. This document is for informational purposes only. It does not constitute an offer to purchase shares of Rayonier Advanced Materials or Tembec or a solicitation or recommendation statement under the rules and regulations of the Canadian securities regulators, the U.S. Securities and Exchange Commission or other applicable laws.

Compelling Strategic and Financial Rationale
Complementary product offerings and
technical capabilities across High Purity
Cellulose grades
Additional growth opportunities in
packaging and forest products
Product and geographic diversification
Stronger, more balanced business with
greater scale to drive growth
Shared vision on safety, operational
excellence and environmental stewardship
Revenue: ~$2.0 billion
Adjusted EBITDA: ~$400 million*
Annual Run-Rate Cost Synergies:
$50 million to be achieved over 3 years
Incremental EBITDA benefits of at least
$15 million from accelerated
capital investment
Immediately accretive to EPS
Purchase price of 4.6x LTM EBITDA with
full synergies*
Moderate pro forma leverage of 3.1x*
In USD, USD/CAD exchange rate of 0.7429.
* Includes $50 million of annual run-rate cost synergies but excludes $15 million benefit of accelerated capital investment
A Diversified High Purity Cellulose, Packaging, Paper and Forest Products Company

RAYONIER Advanced Materials

tembec

RAYONIER Advanced Materials

At a Glance
In USD, USD/CAD exchange rate of 0.7429.
90 years as leading supplier
of High Purity Cellulose
products
Global leader in acetate pulp
Unparalleled knowledge and
expertise serving customers
globally
LTM Revenue: $852 million
LTM EBITDA : $220 million
Employees: 1,200
Global leader in ether pulp
Diversified forest products
manufacturer of
High Purity Cellulose
products (30% of sales)
Forest products (25% of
sales)
High-yield pulp (19% of
sales)
Paper (packaging &
newsprint) (26% of sales)
LTM Revenue: $1,131 million
LTM EBITDA : $127 million
Employees: 3,000
United
States
38%
Canada
19%
Europe
19%
China
12%
Other
12%
Sales by Region
2 High
Purity
Cellulose
Facilities
–
Canada & France
7 Sawmills
–
Canada
2
Paper
Mills
–
Canada
2
High-Yield
Pulp
Mills
–
Canada

Chemical
Plants
–
Canada,
France & US
United
States
40%
Canada
0%
China
29%
Europe
10%
Other
21%
Sales by Region
2 High Purity Cellulose Facilities
Jesup, Georgia
Fernandina Beach, Florida
5 Wood Chipping Facilities
Combination of Two Best-in-Class Organizations with Complementary Products

Transaction Summary
Transaction Terms
$807 million Purchase Price, including approximately $487 million of net debt
Tembec shareholders will have the right to elect to receive either (i) C$4.05 in cash or (ii) 0.2302 shares of RYAM common stock, for each common share
Elections subject to proration to ensure that no more than 63% of the aggregate
Tembec shares will receive cash and no more than 37% will receive stock
Tembec shareholders expected to own 12.8% of the combined company
Financing
Cash consideration and debt to be financed with cash on hand and fully committed bank financing
Pro
forma
net
leverage
of
3.1x
+
at
closing
Benefits to
Shareholders
For Tembec shareholders:
37% premium to prior close
Significant liquidity in cash consideration with larger market capitalization
Ongoing value created through ownership of combined company
For Rayonier Advanced Materials shareholders:
4.6x Enterprise Value/ LTM EBITDA including synergies
$50 million in Annual Run-Rate Cost Synergies to be achieved over 3 years
Additional benefits of at least $15 million from accelerated CapEx
Increased
scale
creates
greater
opportunities
in
cost
savings,
CapEx
and
R&D
Estimated Closing
Second half of 2017, subject to regulatory approvals and Tembec shareholder vote
In USD, unless noted, USD/CAD exchange rate of 0.7429.
+
Includes $50 million of annual run-rate cost synergies.

Maintain Solid Margins and Modest Leverage
in USD millions
RYAM
Tembec
Synergies
Pro
Forma
Revenue
*
$852
$1,131
$1,983
EBITDA
*
$220
$127
$50
+
$397
Margin
26%
11%
20%
Estimated Net Debt at
Closing
$1,220
Leverage before Synergies
3.5x
Leverage after Synergies
3.1x
In USD, USD/CAD exchange rate of 0.7429.
* Based on Last Twelve Months
+ Based on full run rate
Combination Creates a Larger and More
Diversified Company

15%
35%
30%
20%

Compelling Synergies Drive Incremental Value
SG&A/Public Company Costs
General corporate cost
reductions
Consolidation of duplicate
systems and spending
Supply Chain
& Procurement
Leverage combined
spending
Reduce transportation
costs
Operational/Manufacturing
Apply continuous
improvement across a
larger combined company
Increased
production
yields
Less Than 1x Cash Costs to Achieve Synergies
*Synergies expected to be realized over a 3 year period
Sales & Marketing
Optimized sales channel
distribution
Regional customer
alignment
$50
million
*

Financing Overview
Acquisition financing consists
of:
$450 million fully committed bank financing,
~$365 million of cash on hand, and
~$110 million from new RYAM common shares issued
to Tembec
shareholders
8.4
million of new RYAM shares to be issued
Net Leverage expected to be 3.1x at closing after synergies
Long-term net leverage target
of mid-2x, while
maintaining common dividend
Anticipated ~$250 million of available under Revolving
Credit Facility

Products

**Dissolving Wood Pulp**

End Markets

RAYONIER Advanced Materials

Integrated and Complementary Businesses
Packaging & Newsprint
Forest Products
High-Yield Pulp
Packaging
Multiply Coated Board
Newsprint
Book Paper
Dimensional Lumber
Framing Materials
Wood Chips
Fuel (Chips, Sawdust,
Shavings & Bark)
Mechanical
Hardwood Pulp
(Maple & Aspen)
High Purity Cellulose
Acetate
Ethers
Specialties
Viscose
Fluff Pulp

80%
13%
4%
3%
28%
12%
6%
14%
15%
14%
11%
Pro Forma EBITDA

Diversified and Attractive Product Portfolio
In USD, USD/CAD exchange rate of 0.7429.
*  Based on Fiscal 2016 Revenue
+  Pie chart does not allocate $50 million of synergies
~$2.0
billion
~$400
million
+
High-Purity
Cellulose
Packaging &
Newsprint
High-Yield Pulp
Forest Products
Pro Forma Revenue
RYAM Revenue
*
Tembec Revenue
*
63%
7%
10%
20%
Acetate Pulp
Ether
Pulp
Other CS
Pulp
Commodity
& Other
2%
26%
19%
25%
15%
10%
Packaging &
Newsprint
High-Yield Pulp
Forest
Products
Ether
Pulp
Other CS
Pulp
Commodity
& Other
Acetate
Pulp
Acetate Pulp
Commodity
& Other
Other
CS Pulp
Ether
Pulp
3%

Kapuskasing, ON
Cochrane, ON
Hearst, ON
La Sarre, QC
Matane, QC
Chapleau, ON
Bearn, QC
Temiscaming, QC
Longueuil, QC
Montreal, QC
Huntsville, ON
Toronto, ON
Toledo, OH
Barnesville, GA
Collins, GA
Eastman, GA
Jesup, GA
Fernandina Beach, FL
Quitman, GA
Jacksonville, Fl
Offerman, GA

London, UK
Tartas, France

Tokyo, Japan
Shanghai, China

RAYONIER
Advanced Materials

Expanded Global Presence
Increases geographical diversity and mitigates currency risk
Rayonier Advanced Materials
Rayonier Advanced Materials
High Purity
Cellulose Plant
Fiber Facility
Marketing & Research Center
Sales Office
High Purity Cellulose Facility
Other Manufacturing Facility
Other Pulp Facility
SPF Lumber Facility
Sales Office
Headquarters
Headquarters
Sales and Research
Tembec

Cost Transformation
Market Optimization
New Products
Acquisitions

$50 million
Annual Run-Rate
Cost Synergies
Shared culture of
cost optimization
Acquisition Broadens Opportunity
Complementary
product mix
Production and
Logistics Flexibility
Enhanced Security
of Supply
Leverage R&D
expertise
across product
portfolio
Attractive
acquisition with
significant scale
and compelling
financial profile

RAYONIER Advanced Materials

tembec

RAYONIER Advanced Materials

Combination Drives Successful Earnings Growth
Enhanced scale drives ability to execute growth strategy
Superior capabilities in
high
purity
cellulose
Diversified paper and forest products profile
Expansion of cost transformation initiative
Significant high return capital project opportunities
Acceleration of product innovation